BWX Technologies Reports First Quarter 2026 Results
•1Q26 revenues of $860.2 million
•1Q26 net income of $91.2 million, adjusted EBITDA(1) of $148.0 million
•1Q26 diluted GAAP EPS of $0.99, non-GAAP(1) EPS of $1.12
•Announced the acquisition of Precision Components Group, LLC (PCG), establishing a footprint for U.S. commercial nuclear component manufacturing
•Raising adjusted EBITDA(1) guidance to $650 million-$665 million, non-GAAP EPS(1) guidance to $4.60-$4.75, and free cash flow(1) guidance to $315 million-$330 million

(LYNCHBURG, Va. - May. 4, 2026) BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported first quarter 2026 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.

“We started 2026 with strong results,” said Rex D. Geveden president and chief executive officer. “Our first quarter results were driven by pacing of work, higher throughput and improved operating performance as we executed on our robust backlog and pursued new opportunities across our global security, commercial power, and nuclear medicine markets.”

“Investment in global nuclear markets is accelerating and demand for BWXT’s innovative nuclear solutions is growing rapidly,” continued Geveden. “As highlighted by the recent announcement of the PCG acquisition, BWXT’s first step in establishing U.S.-based commercial nuclear manufacturing capacity, we are committed to strategically deploying capital, both organically and inorganically, to bolster our industrial scale to meet the needs of these exciting markets and drive value creation for our shareholders.”

“Given our strong first quarter results, robust backlog, and optimistic market outlook, we are raising our 2026 financial guidance,” said Geveden. “We now anticipate 2026 adjusted EBITDA of $650 million-$665 million, non-GAAP EPS of $4.60-$4.75, and $315 million-$330 million of free cash flow.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended March 31,
	2026	2025	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$577.9	$555.3	$22.6	4%
Commercial Operations	$283.6	$128.3	$155.3	121%
Consolidated	$860.2	$682.3	$178.0	26%
Operating Income
Government Operations	$99.1	$97.7	$1.4	1%
Commercial Operations	$24.0	$6.5	$17.6	272%
Unallocated Corporate (Expense)	$(16.5)	$(7.6)	$(8.9)	NM
Consolidated	$106.7	$96.6	$10.1	10%
Consolidated non-GAAP(1)	$121.5	$107.6	$13.9	13%
EPS (Diluted)
GAAP	$0.99	$0.82	$0.17	21%
Non-GAAP(1)	$1.12	$0.91	$0.21	22%
Net Income
GAAP	$91.2	$75.5	$15.7	21%
Non-GAAP(1)	$102.8	$84.0	$18.8	22%
Adjusted EBITDA(1)
Government Operations	$117.7	$116.9	$0.8	1%
Commercial Operations	$36.5	$14.0	$22.5	162%
Unallocated Corporate	$(6.2)	$(1.1)	$(5.1)	NM
Consolidated	$148.0	$129.8	$18.2	14%
Cash Flows
Operating Cash Flow(2)	$92.6	$50.7	$42.0	83%
Capital Expenditures(2)	$42.5	$33.4	$9.1	27%
Free Cash Flow(1)	$50.1	$17.3	$32.8	190%
Dividends Paid(2)	$25.8	$23.7	$2.1	9%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
First quarter revenue increased in both operating segments. The Government Operations increase was driven by higher special materials processing revenue and naval reactors growth, partially offset by lower microreactor volumes. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear components, field services, fuel and fuel handling as well as growth in medical sales and contribution from Kinectrics.

Operating Income and Adjusted EBITDA(1)
First quarter GAAP operating income increased primarily due to an increase in both Government and Commercial Operations, partially offset by higher corporate expense as well as higher restructuring and transformation and acquisition related costs.

First quarter non-GAAP(1) operating income increased driven by growth in Commercial Operations, partially offset by a modest decline in Government Operations and higher corporate expense. The Commercial
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Operations increase was driven by higher revenue, good operational performance, and more favorable mix. The slight decrease in Government Operations was due to revenue mix associated with newer special materials projects, partially offset by higher technical services equity income.

First quarter adjusted EBITDA(1) increased due to higher non-GAAP(1) operating income as discussed above.

EPS
First quarter GAAP and non-GAAP(1) EPS increased as higher operating income, lower interest expense, and a lower effective tax rate were partially offset by lower other income.

Cash Flows
First quarter operating cash flow growth was primarily driven by higher net income and improved working capital management. Capital expenditures increased mainly due to timing of various growth projects throughout in both Government Operations and Commercial Operations.

Dividend
BWXT paid $25.8 million, or $0.27 per common share, to shareholders in the first quarter of 2026. On April 29, 2026, the BWXT Board of Directors declared a quarterly cash dividend of $0.27 per common share payable on June 5, 2026, to shareholders of record on May 19, 2026.
2026 Guidance
BWXT raised its 2026 guidance for revenue, adjusted EBITDA, non-GAAP EPS(1), and free cash flow(1). 2026 guidance does not include contribution from the announced acquisition of Precision Components Group, LLC.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2025	December 31, 2026	December 31, 2026
	Results	Current Guidance	Prior Guidance
Revenue	$3,198	>$3,750	~$3,750
Adjusted EBITDA(1)	$574	$650 - $665	$645 - $660
Non-GAAP(1) Earnings Per Share	$4.01	$4.60 - $4.75	$4.55 - $4.70
Free Cash Flow(1)	$295	$315 - $330	$305 - $320
Additional information can be found in the first quarter 2026 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss First Quarter 2026 Results
Date: Monday, May 4, 2026, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/1Q2026-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, acquisition-related costs, and acquisition-related amortization.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2026 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2025 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company with approximately 10,000 employees, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, nuclear medicine, space exploration and environmental restoration. BWXT owns and operates 17 manufacturing facilities globally, and its 14 strategic partnerships support the U.S. and Canadian governments at more than two dozen additional locations.

For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended March 31, 2026
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$99.1	$—	$—	$1.0	$100.1
Commercial Operations Operating Income	$24.0	$3.2	$0.5	$1.5	$29.2
Unallocated Corporate Operating Income	$(16.5)	$4.1	$4.5	$—	$(7.9)
Operating Income	$106.7	$7.3	$5.0	$2.5	$121.5
Other - net	0.6	—	—	—	0.6
Income Before Provision for Income Taxes	107.3	7.3	5.0	2.5	122.1
Provision for Income Taxes	(16.1)	(1.6)	(1.0)	(0.6)	(19.3)
Net Income	91.2	5.7	4.0	1.9	102.8
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$91.1	$5.7	$4.0	$1.9	$102.7

Diluted Shares Outstanding	91.9				91.9
Diluted Earnings per Common Share	$0.99	$0.06	$0.04	$0.02	$1.12
Effective Tax Rate	15.0%				15.8%

Three Months Ended March 31, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$97.7	$0.2	$0.9	$1.8	$100.6
Commercial Operations Operating Income	$6.5	$1.9	$1.6	$—	$9.9
Unallocated Corporate Operating Income	$(7.6)	$2.7	$2.0	$—	$(2.9)
Operating Income	$96.6	$4.8	$4.4	$1.8	$107.6
Other Income (Expense)	(4.8)	—	—	—	(4.8)
Income Before Provision for Income Taxes	91.8	4.8	4.4	1.8	102.8
Provision for Income Taxes	(16.3)	(1.1)	(1.0)	(0.4)	(18.8)
Net Income	75.5	3.7	3.4	1.4	84.0
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$75.5	$3.7	$3.4	$1.4	$84.0

Diluted Shares Outstanding	91.9				91.9
Diluted Earnings per Common Share	$0.82	$0.04	$0.04	$0.02	$0.91
Effective Tax Rate	17.7%				18.3%
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended March 31, 2026
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$91.2	$5.7	$4.0	$1.9	$102.8
Provision for Income Taxes	16.1	1.6	1.0	0.6	19.3
Other – net	(0.4)	—	—	—	(0.4)
Interest Expense	4.7	—	—	—	4.7
Interest Income	(4.9)	—	—	—	(4.9)
Depreciation & Amortization	29.0	—	—	(2.5)	26.5
Adjusted EBITDA	$135.7	$7.3	$5.0	$—	$148.0

Three Months Ended March 31, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$75.5	$3.7	$3.4	$1.4	$84.0
Provision for Income Taxes	16.3	1.1	1.0	0.4	18.8
Other – net	(2.5)	—	—	—	(2.5)
Interest Expense	8.0	—	—	—	8.0
Interest Income	(0.7)	—	—	—	(0.7)
Depreciation & Amortization	23.9	—	—	(1.8)	22.1
Adjusted EBITDA	$120.5	$4.8	$4.4	$—	$129.8
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)(4)
(In millions)

Three Months Ended March 31, 2026
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$99.1	$—	$1.0	$17.5	$117.7
Commercial Operations	$24.0	$3.7	$1.5	$7.3	$36.5
Unallocated Corporate	$(16.5)	$8.6	$—	$1.7	$(6.2)

Three Months Ended March 31, 2025
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$97.7	$1.1	$1.8	$16.3	$116.9
Commercial Operations	$6.5	$3.5	$—	$4.0	$14.0
Unallocated Corporate	$(7.6)	$4.6	$—	$1.8	$(1.1)
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended March 31, 2026

Net Cash Provided By Operating Activities	$92.6
Purchases of Property, Plant and Equipment	(42.5)
Free Cash Flow	$50.1

Three Months Ended March 31, 2025

Net Cash Provided By Operating Activities	$50.7
Purchases of Property, Plant and Equipment	(33.4)
Free Cash Flow	$17.3

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.
(4)	Excludes acquisition-related amortization

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended March 31,
	2026	2025
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$860,217	$682,258
Costs and Expenses:
Cost of operations	662,849	517,065
Research and development costs	4,100	2,013
Gain (loss) on asset disposals and impairments, net	125	(4,431)
Selling, general and administrative expenses	108,017	87,569
Total Costs and Expenses	775,091	602,216
Equity in Income of Investees	21,565	16,588
Operating Income	106,691	96,630
Other Income (Expense):
Interest income	4,914	722
Interest expense	(4,733)	(7,994)
Other – net	444	2,459
Total Other Income (Expense)	625	(4,813)
Income before Provision for Income Taxes	107,316	91,817
Provision for Income Taxes	16,127	16,291
Net Income	$91,189	$75,526
Net Income Attributable to Noncontrolling Interest	(121)	(64)
Net Income Attributable to BWX Technologies, Inc.	$91,068	$75,462
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.99	$0.82
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.99	$0.82
Shares used in the computation of earnings per share:
Basic	91,663,975	91,594,084
Diluted	91,908,600	91,873,702
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2026	2025
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$91,189	$75,526
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,013	23,912
Income of investees, net of dividends	(3,261)	1,781
(Gain) loss on asset disposals and impairments - net	125	(4,431)
Recognition of losses for pension and postretirement plans	979	797
Stock-based compensation expense	10,168	5,047
Other, net	1,257	(1,075)
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	27,255	19,440
Accounts payable	79,502	5,340
Retainages	(31,230)	(11,743)
Contracts in progress and advance billings on contracts	(93,045)	(26,236)
Income taxes	13,264	6,427
Accrued and other current liabilities	8,373	9,387
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(47,210)	(38,808)
Other, net	6,221	(14,714)
NET CASH PROVIDED BY OPERATING ACTIVITIES	92,600	50,650
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(42,506)	(33,369)
Acquisition of businesses, net of cash acquired	—	(103,345)
Sales and maturities of securities	—	1,859
Investments, net of return of capital, in equity method investees	(4,840)	(26,400)
Other, net	406	4,905
NET CASH USED IN INVESTING ACTIVITIES	(46,940)	(156,350)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	—	204,500
Repayments of long-term debt	—	(62,625)
Repurchases of common stock	—	(30,000)
Dividends paid to common shareholders	(25,785)	(23,660)
Cash paid for shares withheld to satisfy employee taxes	(19,292)	(12,883)
Settlements of forward contracts, net	8,316	8,438
Other, net	2,556	1,021
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(34,205)	84,791
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	1,668	2,294
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	13,123	(18,615)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	507,204	80,571
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$520,327	$61,956
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$381	$5,331
Income taxes (net of refunds)	$1,929	$10,049
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$14,625	$10,469
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	March 31, 2026	December 31, 2025
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$512,357	$499,779
Restricted cash and cash equivalents	3,203	3,085
Accounts receivable – trade, net	185,223	220,391
Accounts receivable – other	67,194	67,858
Retainages	77,542	46,311
Contracts in progress	668,611	610,315
Inventories	45,598	46,537
Other current assets	56,648	66,078
Total Current Assets	1,616,376	1,560,354
Property, Plant and Equipment, Net	1,596,110	1,585,136
Investments	7,947	8,243
Goodwill	496,263	500,860
Deferred Income Taxes	3,379	12,275
Investments in Unconsolidated Affiliates	157,628	150,143
Intangible Assets	321,438	329,859
Other Assets	125,769	124,625
TOTAL ASSETS	$4,324,910	$4,271,495

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2026	December 31, 2025
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Accounts payable	216,220	141,289
Accrued employee benefits	72,506	117,641
Accrued liabilities – other	113,908	107,802
Advance billings on contracts	271,587	305,285
Total Current Liabilities	674,221	672,017
Long-Term Debt	2,017,946	2,015,983
Accumulated Postretirement Benefit Obligation	78,429	78,460
Environmental Liabilities	102,098	100,278
Pension Liability	74,403	78,167
Other Liabilities	97,581	93,578
Total Liabilities	3,044,678	3,038,483
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,997,724 and 128,720,819 shares at March 31, 2026 and December 31, 2025, respectively	1,289	1,288
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	173,051	159,884
Retained earnings	2,589,824	2,523,631
Treasury stock at cost, 37,383,169 and 37,289,582 shares at March 31, 2026 and December 31, 2025, respectively	(1,452,330)	(1,432,943)
Accumulated other comprehensive loss	(31,411)	(19,373)
Stockholders' Equity – BWX Technologies, Inc.	1,280,423	1,232,487
Noncontrolling interest	(191)	525
Total Stockholders' Equity	1,280,232	1,233,012
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,324,910	$4,271,495
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended March 31,
	2026	2025
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$577,901	$555,286
Commercial Operations	283,645	128,310
Eliminations	(1,329)	(1,338)
TOTAL	$860,217	$682,258

SEGMENT INCOME:
Government Operations	$99,141	$97,746
Commercial Operations	24,029	6,466
SUBTOTAL	$123,170	$104,212
Unallocated Corporate	(16,479)	(7,582)
TOTAL	$106,691	$96,630

DEPRECIATION AND AMORTIZATION:
Government Operations	$18,532	$18,096
Commercial Operations	8,748	4,019
Corporate	1,733	1,797
TOTAL	$29,013	$23,912

CAPITAL EXPENDITURES:
Government Operations	$27,096	$18,500
Commercial Operations	14,286	13,209
Corporate	1,124	1,660
TOTAL	$42,506	$33,369

BACKLOG:
Government Operations	$6,931,111	$3,583,690
Commercial Operations	1,719,725	1,294,990
TOTAL	$8,650,836	$4,878,680

BOOKINGS:
Government Operations	$1,967,644	$226,397
Commercial Operations	282,716	493,420
TOTAL	$2,250,360	$719,817
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.